                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|       Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|       Definitive Proxy Statement
|_|       Definitive Additional Materials
|_|       Soliciting Material Pursuant to ss.240.14a-12

                         UNIVERSAL DETECTION TECHNOLOGY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

|_|     Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:

                         UNIVERSAL DETECTION TECHNOLOGY

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SETPEMBER 24, 2007

TO STOCKHOLDERS OF UNIVERSAL DETECTION TECHNOLOGY:

You are hereby notified that a Special Meeting (the "Meeting") of the stockholders of Universal Detection Technology, a California corporation (the "Company"), will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California, 90024 on September 24, 2007, at 1:00 p.m. Local Time, to act on the following matters:

(1) Authorize the Board of Directors of the Company to effect, in its discretion, a two-hundred-for-one reverse stock split of the Company's shares of common stock, no par value (the "Common Stock") prior to the next Annual Meeting of Shareholders (the "Reverse Stock Split");

(2) Amend the Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from Four Hundred Eighty Million (480,000,000) to Twenty Billion (20,000,000,000) (the "Share Increase"); and

(3) Such other matters as may properly come before the Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders who owned Common Stock at the close of business on August 1, 2007, are entitled to notice of and to vote at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to submit your Proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Meeting. Submission of a Proxy does not disqualify a stockholder from attending the Meeting and voting in person. The mailing address of the Company's principal executive office is as follows:

                         Universal Detection Technology
                   c/o Jacques Tizabi, Chief Executive Officer
                       9595 Wilshire Boulevard, Suite 700
                         Beverly Hills, California 90212

By Order of the Board of Directors,


Jacques Tizabi, Chief Executive Officer, Chairman and Director

Dated: August 20, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

                                                                            PAGE

PROXY STATEMENT                                                              1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


PROPOSAL 1: AMEND THE COMPANY'S ARTICLES OF INCORPORATION (THE "ARTICLES OF INCORPORATION") TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK PROPOSAL 2: AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO EFFECT A TWO-HUNDRED-FOR-ONE REVERSE STOCK SPLIT OF THE COMMON STOCK PRIOR TO THE NEXT ANNUAL MEETING OF SHAREHOLDERS OTHER MATTERS

EXHIBIT A: AMENDED ARTICLES OF INCORPORATION OF UNIVERSAL DETECTION TECHNOLOGY TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

EXHIBIT B: AMENDED ARTICLES OF INCORPORATION OF UNIVERSAL DETECTION TECHNOLOGY TO REVERSE STOCK SPLIT OF THE COMMON STOCK

                         UNIVERSAL DETECTION TECHNOLOGY
                       9595 WILSHIRE BOULEVARD, SUITE 700
                         BEVERLY HILLS, CALIFORNIA 90212

                                 PROXY STATEMENT
                                       FOR
                      2007 SPECIAL MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of Universal Detection Technology (the "Company," "we," "us" or "our") for use at the Special Meeting of Stockholders to be held on September 24, 2007 at 1:00 p.m. Local Time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California, 90024. The mailing address of our principal executive office is 9595 Wilshire Boulevard, Suite 700, Beverly Hills, California 90212. The telephone number at that address is (310) 248-3655. This Proxy Statement and form of Proxy were first sent to stockholders on or about August 21, 2007.

RECORD DATE AND SHARES OUTSTANDING

At the close of business on August 1, 2007 (the "Record Date"), we had outstanding 465,831,410 shares of common stock, no par value ("Common Stock") and no shares of Preferred Stock, (the "Preferred Stock"). The Common Stock entitles each holder to one vote per share.

REVOCABILITY OF PROXIES

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and voting in person. A stockholder's mere presence at the Special Meeting will not revoke any Proxy previously given to us.

VOTING PROCEDURES

GENERAL. Your shares will be voted in accordance with your voting instructions on your form of Proxy. If you submit a signed Proxy, but do not mark your instructions, your shares will be voted as follows:

        o FOR THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM FOUR HUNDRED EIGHTY MILLION (480,000,000) TO TWENTY BILLION (20,000,000,000) (THE "SHARE INCREASE");

        o FOR THE AUTHORIZATION OF OUR BOARD OF DIRECTORS TO EFFECT, IN ITS DISCRETION, A TWO-HUNDRED-FOR-ONE REVERSE STOCK SPLIT OF THE COMPANY'S SHARES OF COMMON STOCK PRIOR TO THE NEXT ANNUAL MEETING OF SHAREHOLDERS (THE "REVERSE STOCK SPLIT"); AND

        o AT THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

SUBMISSION OF PROXIES.

We encourage you to sign, date, and return the proxy card, even if you plan to attend the Special Meeting, so that your shares will be voted if you are unable to attend the meeting. If you attend the Special Meeting and wish to vote in person, we will provide you with ballots at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you will need to bring with you to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

SOLICITATION OF PROXIES

The cost of this solicitation will be borne by us, including the costs of printing and mailing. In addition to solicitation by mail, proxies may also be solicited by our directors, officers, or regular employees, without additional compensation, personally, or by telephone, telecopier or email. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of Common Stock.

QUORUM; VOTING; ABSTENTIONS; BROKER NON-VOTES

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of our Common Stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of the Record Date, 465,831,410 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 232,915,707 will be required to establish a quorum.


Proxies received but marked as abstentions, votes withheld and "broker non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for the purposes of determining a quorum.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote is required to approve all proposals brought before the meeting. Shares which abstain from voting as to these matters, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (broker non-votes), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions and broker non-votes will be included in the number of shares entitled to vote and present. Abstentions will have the effect of a vote "against" the matter and broker non-votes will not be counted towards the votes required to achieve the majority vote.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

PROPOSALS BY STOCKHOLDERS

None.

DISSENTERS' RIGHT OF APPRAISAL

None.

CHANGE IN CONTROL.

None.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 1, 2007 with respect to the beneficial ownership of the outstanding shares of the Company's capital stock by (i) each stockholder known to be the beneficial owner of five percent (5%) or more of the outstanding shares, (ii) each executive officer and director of the Company, and (iii) all the aforementioned executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of August 1, 2007 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 465,831,410 common shares issued and outstanding on as of August 1, 2007.

                                                 Number of Shares of Common Stock
Name of Beneficial Owner                         Beneficially Owned (1)                 Percent of Class (1)
------------------------                         ----------------------                 --------------------

Jacques Tizabi,                                  107,979,700 (2)                        18.81%
President, CEO, Acting CFO, Director

Matin Emouna,                                    0                                      *
Director

Michael Collins,                                 0                                      *
Secretary and Director

Directors and executive officers as a
group (4 persons)                                107,979,700 (2)                        18.81%

* Less than 1%.

(1) Under Rule 13d-3 under the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by that person (and only that person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership with respect to the number of shares of our common stock actually outstanding at August 1, 2007. As of August 1, 2007, we had 465,831,410 common shares, no par value, outstanding.

(2) Includes 107,950,000 shares that may be acquired upon the exercise of fully vested options.


                       WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.W., Washington, D.C. 20549, or may be accessed on the SEC website at www.sec.gov.


                  [Remainder of Page Intentionally Left Blank]

                                   PROPOSAL 1

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
   TO INCREASE THE AUTHORIZED COMMON STOCK FROM 480,000,000 TO 20,000,000,0000

We are proposing to amend our Articles of Incorporation to increase the authorized common stock from 480,000,000 shares to 20,000,000,000 shares (referred to hereafter as the "Authorized Shares Amendment"). The text of the Authorized Shares Amendment is included in this Proxy Statement as Exhibit A. Currently, we have 480,000,000 shares of common stock authorized, of which 465,831,410 shares are issued and outstanding as of the record date, and 20,000,000 shares of Preferred Stock authorized, of which no shares are issued or outstanding.

The Authorized Shares Amendment will be implemented by filing the Amended Articles of Incorporation with the Secretary of State of California (the "Certificate of Amendment"). Following the Authorized Shares Amendment, the number of shares of the Company's capital stock will be as follows:

                                        COMMON STOCK           AUTHORIZED       PREFERRED STOCK        AUTHORIZED
                                        OUTSTANDING           COMMON STOCK        OUTSTANDING        PREFERRED STOCK
                                        -----------           ------------        -----------        ---------------

Pre Authorized Shares Amendment         465,831,410             480,000,000            0                20,000,000

Post Authorized Shares Amendment        465,831,410          20,000,000,000            0                20,000,000


REASON FOR AMENDMENT

The Company has utilized nearly all of its authorized shares of Common Stock. The unissued shares of Common Stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions, the issuance of shares in connection with stock splits or stock dividends and the issuance or reservation of Common Stock for equity awards to employees, officers, consultants and directors. The Company currently has no plans for any financing or acquisition transactions but may in the future develop such plans.

The Authorized Shares Amendment was not adopted as a result of management's knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, our charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Authorized Shares Amendment is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

EFFECT OF THE PROPOSAL/ADVANTAGES AND DISADVANTAGES

The Authorized Shares Amendment will permit our Board of Directors to authorize the issuance of shares without the necessity and related costs and delays of either calling a special stockholders' meeting or waiting for an annual meeting of stockholders in order to increase the authorized capital.

Generally, the availability of additional authorized and unissued shares of common stock could make attempts to gain control of the Company or the board more difficult, costly or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management. For example, although the board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the board or to meet the voting requirements imposed by California law with respect to a merger or other business combination involving the Company.

SECTIONS 902 AND 903 OF THE CALIFORNIA CORPORATIONS CODE

Sections 902 and 903 of the California Corporations Code permit the amendment of a corporation's articles of incorporation to allow for an increase or decrease of the aggregate number of authorized shares of a class so long as the holders of at least a majority of the issued and outstanding shares of each class approve the action. The holders of Common Stock of the Company are required to vote on this action. There are no shares of Preferred Stock outstanding.

EFFECTIVE DATE

The Authorized Shares Amendment will become effective upon the filing of the Authorized Shares Amendment with the California Secretary of State.

VOTE REQUIRED

The affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the meeting will be required to approve the amendment to the Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 480,000,000 TO 20,000,000,000.


                                   PROPOSAL 2

                               REVERSE STOCK SPLIT

The Board of Directors has approved a resolution giving the Board of Directors discretionary authority to amend the Company's Articles of Incorporation to effect a two-hundred-for-one (200:1) reverse stock split of the Common Stock of the Company (the "Reverse Split") at any time during the next twelve months or prior to the next annual meeting of stockholders, whichever occurs first. The Board had determined the split ratio based upon a review of the capital structure of the Company, including shares and convertible instruments outstanding, share price, general market conditions and the potential benefits from the Reverse Split.

The amendment will be referred to in this Proxy Statement as the "Reverse
Split Amendment". The proposed "form" of the Reverse Split Amendment is attached to this Proxy Statement as Exhibit B. The Reverse Split Amendment will become effective on the date it is filed with the Secretary of State of California, which date will be selected by the Board of Directors on or prior to the Company's next annual meeting of stockholders. The Board of Directors reserves the right to forego or postpone filing the Reverse Split Amendment if such action is determined not to be in the best interests of the Company and its stockholders. If the Reverse Split is not affected by the Board of Directors on or before the next annual meeting of stockholders, the authority to file the Reverse Split Amendment and effect the Reverse Split will lapse.

If the Reverse Split is affected by the Board of Directors, the Board of Directors will fix a record date for determining the shares subject to the Reverse Split. As of the date of this Proxy Statement, the Board of Directors has not fixed a record date for the Reverse Split.

The Board of Directors believes that the Reverse Split will be in the best interests of the Company and its stockholders because the Company believes the Reverse Split will maximize stockholder value. Management believes that the Reverse Split is in the Company's best interest in that it may increase the trading price of its Common Stock. An increase in the price of the Common Stock could, in turn, generate greater investor interest in the Company, thereby enhancing the marketability of the Company's Common Stock to the financial community. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company's Common Stock.

The effect of the Reverse Stock Split would be to reduce the total number of shares of the Company's Common Stock from 465,831,410 to approximately 2,329,157 issued and outstanding. However, the Reverse Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any stockholder's percentage ownership interest in the Company, except for insignificant changes that will result from the rounding of fractional shares.

If the Reverse Split is effected, it will take place without any action on the part of the holders of all classes of the Company's Common Stock and without regard to current certificates representing shares of all classes of the Company's Common Stock being physically surrendered for certificates representing the number of shares of all classes of the Company's Common Stock each stockholder is entitled to receive as a result of the Reverse Split. New certificates of the Company's Common Stock will not be issued.

No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded to the next whole share.

The Reverse Stock Split was not adopted as a result of management's knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, our charter and bylaws contain no provisions having an anti-takeover effect, the adoption of the Reverse Split is not part of a plan by management to adopt a series of such amendments, and management does not intend to propose other anti-takeover measures.

In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders. There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder as a result of the Reverse Split; provided, however, any whole shares received in lieu of fractional shares may result in a taxable gain or loss. The aggregate tax basis of the shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the Reverse Split will include the period during which the stockholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

The Reverse Split will take effect upon the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of California.

VOTE REQUIRED

The affirmative vote of the majority of Common Stock present in person or represented by Proxy at the meeting and entitled to vote on the subject matter will be required to approve the Reverse Split.


RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE REVERSE SPLIT, GIVING THE BOARD OF DIRECTORS AUTHORITY, IN ITS DISCRETION, TO
EFFECT A TWO-HUNDRED-FOR-ONE REVERSE STOCK SPLIT OF THE COMMON STOCK.

                                  OTHER MATTERS

A copy of our Annual Report on Form 10-KSB, as filed with the Securities Exchange Commission, is available upon written or oral request and without charge to stockholders by writing to c/o Jacques Tizabi, Universal Detection Technology, 9595 Wilshire Boulevard, Suite 700, Beverly Hills, California 90212.

We do not know of any business to be presented at the Special Meeting other than as set forth in this Proxy Statement. If any other matter properly comes before the Special Meeting, the persons named on the accompanying Proxy will vote the Proxy according to their best judgment.

It is important that your Common Stock be represented at the Special Meeting, regardless of the number of shares of Common Stock that you hold. You are, therefore, urged to execute and return the accompanying Proxy in the envelope that has been enclosed, at your earliest convenience.

The Board of Directors of Universal Detection Technology


/s/ Jacques Tizabi
-----------------------
By: Jacques Tizabi
    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: August 20, 2007

PROXY                                                                      PROXY


                         UNNIVERSAL DETECTION TECHNOLOGY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders and the Proxy Statement and appoints Mr. Jacques Tizabi and Mr. Matin Emouna, each of them, with full power of substitution, the Proxy of the undersigned, to vote all shares of Universal Detection Technology (the "Company") held of record by the undersigned as of the close of business on August 1, 2007, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The Special Meeting will be held at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California, 90024 on September 24, 2007 at 1:00 p.m. Local Time. The shares represented by this Proxy shall be voted in the manner set forth below.


1. To amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 480,000,000 to 20,000,000,000.

                      [ ] FOR        [ ] AGAINST      [ ] ABSTAIN

2. To authorize the Board of Directors of the Company to effect, in its discretion, a two-hundred-for-one reverse stock split of the Company's shares of Common Stock prior to the next Annual Meeting of Shareholders.

                      [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FOR THE SEPTEMBER 24, 2007 SPECIAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS IN SPACE PROVIDED.

IN THEIR DISCRETION, PROXIES ARE ENTITLED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.


         NEW ADDRESS:



NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature: ________________________________        Dated:

Signature: ________________________________        Dated:

                                    EXHIBIT A
                                    ---------


                  AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK


                           CERTIFICATE OF AMENDENT OF
                          ARTICLES OF INCORPORATION OF
                         UNIVERSAL DETECTION TECHNOLOGY


Jacques Tizabi and Michael Collins certify that:

1. They are the President and the Secretary, respectively, of UNIVERSAL DETECTION TECHNOLOGY, a California corporation (the "Corporation").

2. The first paragraph of Article IV of the Articles of Incorporation of the Corporation, entitled "General" is amended to read in its entirety as follow:

                                       "IV

                                     General
                                     -------

                  This Corporation shall be authorized to issue a total of Twenty Billion Twenty Million (20,020,000,000) shares of all classes of stock. Of such total number of shares of stock, Twenty Billion (20,000,000,000) shares are authorized to be Common Stock, each of which shall have no par value ("Common Stock"), and Twenty Million (20,000,000) shares are authorized to be Preferred Stock, each of which shares shall have a par value of $0.01 per shares ("Preferred Stock")."

3. The foregoing amendment to the Articles of Incorporation of the Corporation has been duly approved by the Corporation's Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903, California Corporations Code. The total number of outstanding Common Shares of the Corporation entitled to vote thereon was 465,831,410 and there are no shares of Preferred Stock of the Corporation outstanding. The number of shares voting in favor of the Amendment equaled or exceeded the vote required which was a majority of the common shares. The percentage voted was more than 50%.

     We further declare under penalty or perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

         DATE:________________________



                                                   _____________________________
                                                   Jacques Tizabi, President



                                                   _____________________________
                                                   Michael Collins, Secretary

                                   EXHIBIT B
                                   ---------


                           CERTIFICATE OF AMENDENT OF
                          ARTICLES OF INCORPORATION OF
                         UNIVERSAL DETECTION TECHNOLOGY

Jacques Tizabi and Michael Collins certify that:

1. They are the President and the Secretary, respectively, of UNIVERSAL DETECTION TECHNOLOGY, a California corporation (the "Corporation").

2. The first paragraph of Article IV of the Articles of Incorporation of the Corporation, entitled "General", is amended to read in its entirety as follow:


                                       "IV

                                     General
                                     -------

                  This Corporation shall be authorized to issue a total of Twenty Billion Twenty Million (20,020,000,000) shares of all classes of stock. Of such total number of shares of stock, Twenty Billion (20,000,000,000) shares are authorized to be Common Stock, each of which shall have no par value ("Common Stock"), and Twenty Million (20,000,000) shares authorized to be Preferred Stock, each of which shares shall have a par value of $0.01 per shares ("Preferred Stock").


                               Reverse Stock Split
                               -------------------

                  Upon filing this Certificate of Amendment to the Articles of Incorporation of the Corporation (the "Split Effective Date"), each 200 shares of Common Stock, no par value per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Split Effective Date (the "Old Common Stock") shall automatically without any action on part of the holder thereof, be reclassified and changed into one share of common stock, no par value per share, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the "New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. If any conversion of Old Common Stock hereunder would create a fractional share that is less than one-half of one percent of the total shares of Common Stock that Holder is entitled to receive, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon such conversion, in the aggregate, shall be the nearest whole number of shares of Common Stock. If any such conversion would create a fractional share that is greater than one-half of one percent of the total shares of Common Stock that Holder is entitled to receive, then the Company shall pay that Holder in cash the fair value of the fractional share."

3. The foregoing amendment to the Articles of Incorporation of the Corporation has been duly approved by the Corporation's Board of Directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903, California Corporations Code. The total number of outstanding common shares of the Corporation entitled to vote thereon was 465,831,410 and there are no shares of Preferred Stock of the corporation outstanding. The number of shares voting in favor of the amendment equaled or exceeded the vote required which was a majority of the common shares. The percentage voted was more than 50%.


     We further declare under penalty or perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

         DATE:________________________



                                                   _____________________________
                                                   Jacques Tizabi, President



                                                   _____________________________
                                                   Michael Collins, Secretary


                                      B-2